Exhibit 10.1

SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY

SECURITY AGREEMENT

THIS SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of October 6, 2014, is entered into by VITAMIN SHOPPE INDUSTRIES INC., a New York corporation (“Grantor”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”), for the Secured Parties. Capitalized terms not otherwise defined herein have the meanings set forth in the Amended and Restated Loan and Security Agreement dated as of January 20, 2011, among Grantor, VS Direct Inc., a Delaware corporation (“VS Direct”), Vitamin Shoppe Mariner, Inc., a Delaware corporation (“VS Mariner”), Vitamin Shoppe Global, Inc., a Delaware corporation (“VS Global”), VS Hercules LLC, a Delaware limited liability company (“VS Hercules”), FDC Vitamins, LLC, a Delaware limited liability company (“FDC”), Betancourt Sports Nutrition, LLC, a Florida limited liability company (“Betancourt”, and together with Grantor, VS Direct, VS Mariner, VS Global, VS Hercules and FDC, collectively, the “Borrowers”, and each individually a “Borrower”), the Guarantors party thereto, Administrative Agent and the financial institutions from time to time party thereto as “Lenders”, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement (the “First Amendment”) dated as of January 10, 2013 and that certain Second Amendment to Amended and Restated Loan and Security Agreement and First Amendment to Existing Guarantees (the “Second Amendment”) dated as of October 11, 2013 (as the same may be further amended, modified, extended, supplemented or restated from time to time, the “Credit Agreement”).

WHEREAS, in connection with the Credit Agreement, Grantor, VS Direct Inc., a Delaware corporation, Vitamin Shoppe, Inc., a Delaware corporation, and Administrative Agent entered into that certain Intellectual Property Security Agreement dated as of January 20, 2011 (the “Original IP Security Agreement”), pursuant to which Grantor granted a security interest to the Secured Parties in certain trademark and patents whether now owned or existing or hereafter acquired or arising and wherever located.

WHEREAS, in connection with the Second Amendment, Grantor entered into that certain Amended and Restated Intellectual Property Security Agreement dated as of January 9, 2014 (the “Existing IP Security Agreement”), pursuant to which Grantor granted a security interest to the Secured Parties in certain trademark and patents whether now owned or existing or hereafter acquired or arising and wherever located.

WHEREAS, pursuant to Section 5.2 of the Credit Agreement, Grantor is delivering this Agreement to amend and restate the Existing IP Security Agreement and to grant a security interest to the Secured Parties in certain trademarks and patents whether now owned or existing or hereafter acquired or arising and wherever located, including the trademarks and patents listed on Schedule A (the “Secured Intellectual Property”).

1

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Administrative Agent hereby agree as follows:

1. Grant of Security Interest.

1.1 Grantor hereby grants to Administrative Agent, a security interest in and continuing lien on all of Grantor’s right, title and interest in, to and under all the Secured Intellectual Property, subject to the terms and conditions of the Credit Agreement. Notwithstanding the foregoing, the Secured Intellectual Property shall exclude any rights to any patents or trademarks that would be cancelled or rendered invalid or unenforceable under applicable law by the grant of a security interest created pursuant to the terms of this Agreement or the Credit Agreement, for as long as such prohibition or reason for invalidity under applicable law exists, except for the products and proceeds thereof or from the sale of such patents or trademarks.

1.2 The security interest granted hereby is granted in conjunction with the security interest granted to Administrative Agent under the Credit Agreement. The rights and remedies of the Secured Parties with respect to the security interest granted hereby are in addition to those set forth in the Credit Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

2. Modification of Agreement. This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Credit Agreement pursuant to which Administrative Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A to include reference to any right, title or interest in any existing trademarks and patents or any trademarks and patents acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any trademarks and patents in which Grantor no longer has or claims any right, title or interest.

3. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Administrative Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.

5. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile or other electronic transmission shall be effective as originals.

2

6. EXISTING IP SECURITY AGREEMENT AMENDED AND RESTATED. This Agreement shall amend and restate the Existing IP Security Agreement, which amended and restated the Original IP Security Agreement, in its entirety. On the date hereof, the rights and obligations of the parties under the Existing IP Security Agreement shall be subsumed within and be governed by this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, Grantor and Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

VITAMIN SHOPPE INDUSTRIES INC.

By:	/s/ Jean W. Frydman
Name:
Title:

STATE OF NJ	)
	)	ss:
COUNTY OF Hudson	)

On October 1st, 2014, before me, the undersigned, a notary public in and for said state and county, personally appeared Jean Frydman, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the Sr VP, GC & Corp Sec., on behalf of Vitamin Shoppe Industries Inc., a New York corporation and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

/s/ Kerry L. DeBellonia
(NOTARIAL STAMP OR SEAL)

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY

SECURITY AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Nisha Gupta
Name:	Nisha Gupta
Title:	Authorized Officer

STATE OF New York	)
	)	ss:
COUNTY OF New York	)

On October 6, 2014, before me, the undersigned, a notary public in and for said state and county, personally appeared Nisha Gupta, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as an authorized officer on behalf of JPMorgan Chase Bank, N.A., a national banking association and acknowledged to me that the national banking association executed the within instrument pursuant to its organizational documents.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

/s/ Robert Ortega
(NOTARIAL STAMP OR SEAL)

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY

SECURITY AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.]

SCHEDULE A

INTELLECTUAL PROPERTY SECURITY AGREEMENT

[See Attached.]

Schedule A

VITAMIN SHOPPE INDUSTRIES INC.

ACTIVE U.S. TRADEMARKS

OPEN MATTERS AND STATEMENTS OF USE

September 29, 2014

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
1.	FIT N’ FULL SHAKE U.S. Application Serial No. 86097640

Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; dietary and nutritional food supplements and powdered drink mixes containing soluble and insoluble fiber; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement bars and powders for weight loss purposes; Nutritional supplement meal replacement bars and powders for boosting energy

			Filed On October 22, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens. Published for Opposition on June 24, 2014 Notice of Allowance issued on August 19, 2014 Statement of Use due February 19, 2015

2.	FULL FIBER U.S. Application Serial No. 86097996	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; and dietary and nutritional food supplements and powdered drink mixes; all containing soluble or insoluble fiber	Filed On October 22, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens. Notice of Allowance issued on May 27, 2014. Statement of Use due November 27, 2014.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
3.	GREEN COFFEE 400+ U.S. Application Serial No. 86098033	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; and dietary and nutritional food supplements and powdered drink mixes containing soluble and insoluble fiber; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement bars and powders for weight loss purposes; Nutritional supplement meal replacement bars and powders for boosting energy; all containing green coffee or green coffee extract	Filed On October 22, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens. Published for Opposition on June 24, 2014 Notice of Allowance issued on August 19, 2014 Statement of Use due February 19, 2015

4.	GREEN COFFEE 400 U.S. Application Serial No. 86098024	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; and dietary and nutritional food supplements and powdered drink mixes containing soluble and insoluble fiber; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement bars and powders for weight loss purposes; Nutritional supplement meal replacement bars and powders for boosting energy; all containing green coffee or green coffee extract	Filed On October 22, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens. Published for Opposition on June 24, 2014 Notice of Allowance issued on August 19, 2014 Statement of Use due February 19, 2015

5.	BURN N’ BOOST U.S. Application Serial No. 86098000	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered	Filed On October 22, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; dietary and nutritional food supplements and powdered drink mixes containing soluble and insoluble fiber; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement bars and powders for weight loss purposes; nutritional supplement meal replacement bars and powders for boosting energy

USPTO Office Action issued on January 17, 2014.

Response due July 17, 2014 Amendment to identification of goods and services.

Response filed on April 17, 2014.

Published for Opposition on June 24, 2014

Notice of Allowance issued on August 19, 2014

Statement of Use due February 19, 2015

6.	LEAN N’ GREEN U.S. Application Serial No. 86098009	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; dietary and nutritional food supplements and powdered drink mixes containing soluble and insoluble fiber; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement bars and powders for weight loss purposes; nutritional supplement meal replacement bars and powders for boosting energy	Filed On October 22, 2013

Filed intent-to-use.

Advise on Date of First Use and Specimens.

USPTO Office Action issued on January 23, 2014 refusing registration based on prior GO GREEN AND GET LEAN! - U.S. Registration Nos. 3377252 and 3615024 and requested amendment to the identification of goods.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
Response due July 23, 2014. Response filed on July 22, 2014. Approved for publication on August 19, 2014. Pulled from Publication on August 30, 2014

7.	FORMULEAN U.S. Application Serial No. 86098015	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, health, sports nutrition, body building, muscle gain and training; dietary supplements in the nature of powdered drink mixes and weight loss powders; dietary supplement drinks, namely, nutritional supplements for weight loss, health and bodybuilding; dietary and nutritional food supplements and powdered drink mixes containing soluble and insoluble fiber; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement bars and powders for weight loss purposes; nutritional supplement meal replacement bars and powders for boosting energy	Filed On October 22, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens. Published for Opposition on June 24, 2014. Notice of Allowance issued on August 19, 2014 Statement of Use due February 19, 2015

8.	NEXT STEP U.S. Application Serial No. 86073151	Class 05 – vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight	Filed on. September 24, 2013	Filed intent-to-use

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE

loss, diet, sports nutrition, body building, muscle gain and training; powders used in the preparation of protein drinks and food bars for use as a meal replacement for weight loss purposes; and dietary supplement drinks, namely, nutritional supplements for bodybuilding, all solely for human consumption and excluding animals

Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, vitamin, mineral, dietary and nutritional supplements, weight loss supplements and powders, foods, beverages and sports performance drinks and mixes, all solely for human consumption and excluding animals

Advise on Date of First Use and Specimens

USPTO issued an office action on February 10, 2014 citing a prior registration for NEXT STEP for animal feed and requesting amendment to the identification of goods.

Response due August 10, 2014. We will prepare a response adding “for human consumption in order to distinguish the goods and argue against a likelihood of confusion.

Response filed July 21, 2014.

Published for Opposition on

October 7, 2014

9.	NEXT STEP & DESIGN	Class 05 – vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; powders used in the preparation of protein drinks and food bars for use as a meal replacement for weight loss purposes; and dietary supplement drinks, namely, nutritional supplements for bodybuilding, all solely for human consumption and excluding animals	Filed on October 24, 2013	Filed intent-to-use Advise on Date of First Use and Specimens

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
	U.S. Application Serial 86100506	Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, vitamin, mineral, dietary and nutritional supplements, weight loss supplements and powders, foods, beverages and sports performance drinks and mixes, all solely for human consumption and excluding animals

USPTO issued an office action on February 10, 2014 citing a prior registration for NEXT STEP for animal feed and requesting amendment to the identification of goods.

Response due August 10, 2014. We will prepare a response adding “for human consumption in order to distinguish the goods and argue against a likelihood of confusion.

Response filed July 21, 2014.

Published for Opposition on

October 7, 2014

10.	PURE LIVING NATURALLY TRUE U.S. Application Serial No. 86084249

Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; powders used in the preparation of protein drinks for use as a meal replacement for weight loss purposes; and dietary supplement drinks, namely, nutritional supplements for bodybuilding

Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, vitamin, mineral, dietary and nutritional supplements, weight loss supplements, foods, beverages and sports performance drinks; promoting public awareness of health and nutrition

			Filed on October 7, 2013	Filed intent-to-use. Advise on Date of First Use and Specimens. Notice of Allowance issued on June 3, 2014. Statement of Use due December 3, 2014

11.	PLNT U.S. Application Serial No. 86081607	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and	Filed on October 3, 2013	Filed intent-to-use

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE

training; powders used in the preparation of protein drinks for use as a meal replacement for weight loss purposes; and dietary supplement drinks, namely, nutritional supplements for bodybuilding

Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, vitamin, mineral, dietary and nutritional supplements, weight loss supplements, foods, beverages and sports performance drinks

Advise on Date of First Use and Specimens Notice of Allowance issued on June 3, 2014. Statement of Use due December 3, 2014

12.	NITRULLINE U.S. Application Serial No. 86074739 U.S. Registration No. 4525617	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training	Filed on September 25, 2013	Registered – May 6, 2014

13.	TRIBULUS-PRO U.S. Application Serial No. 86074750 U.S. Registration No. 4525618	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training	Filed on September 25, 2013	Registered – May 6, 2014

14.	ULTIMATE WOMEN’S 50+ U.S. Application Serial No. 86100492 U.S. Registration No. 4555446`	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; powders used in the preparation of protein drinks for use as a meal replacement for weight loss purposes; dietary supplement drinks, namely, nutritional supplements for bodybuilding; powdered nutritional supplement drink mixes	Filed on October 24, 2013	Registered – June 24, 2014

15.	CARB SHREDDER U.S. Application Serial No. 86081774	Class 05 - Vitamin, mineral, dietary and nutritional supplements for weight loss	Filed on October 3, 2013	Filed Use-based. USPTO issued a FINAL refusal on July 31, 2014 based on a prior registration for SHREDDER - U.S. Registration No. 4414832. Response due by January 31, 2015

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
16.	CHEWY PANDA VITES U.S. Application Serial No. 86081782	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements.	Filed on October 3, 2013

Filed Use-based.

USPTO issued a descriptiveness refusal on January 14, 2014.

Response due July 14, 2014.

Response filed on July 8, 2014 claiming acquired distinctiveness based on use since 2005.

Published for Opposition on

September 23, 2014

17.	COMFORT IRON U.S. Application Serial No. 86081786	Class 05 - Vitamin, mineral, dietary and nutritional supplements, excluding nutrition and dietary bars and nutritional vitamins and minerals formed and packaged as bars; all the foregoing containing iron.	Filed on October 3, 2013

Filed Use-based

USPTO issued a refusal on January 8, 2014 based on a prior registration for COMFORT BAR - U.S. Registration No. 2938069.

Response due by July 8, 2014.

Approved for publication on

August 1, 2014.

Published for Opposition on October 28, 2014

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
18.	FROM THE EARTH U.S. Application Serial No. 86081790 U.S. Registration No. 4525833	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; and nutritional supplement drink mixes and powders for use as a meal replacement.	Filed on October 3, 2013	Registered – May 6, 2014

19.	ESPECIALLY FOR MEN U.S. Application Serial No. 86081798 U.S. Registration No. 4525834	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; and nutritional supplement drink mixes and powders for use as a meal replacement.	Filed on October 3, 2013	Registered – May 6, 2014

20.	ULTIMATE 10 PROBIOTICS U.S. Application Serial No. 86081807	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; powders for use in making drinks as a meal replacement for weight loss and nutritional purposes; and dietary supplement drinks, namely, nutritional supplements for bodybuilding; all the foregoing containing probiotics	Filed on October 3, 2013

Filed Use-based

USPTO issued a descriptiveness refusal on January 14, 2014 based on product page indicating the product has 10 items.

Response due July 14, 2014

Claim Acquired Distinctiveness as to ULTIMATE or amend to Supplemental.

Approved for Publication on July 30, 2014.

Published for Opposition on

October 21, 2014

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
21.	ULTIMATE MAN GOLD U.S. Application Serial No. 86081811 U.S. Registration No. 4600121	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; dietary supplement drinks, namely, nutritional supplements for bodybuilding; dietary supplements in the nature of weight loss powders; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement powders for weight loss purposes; nutritional supplement meal replacement powders for boosting energy	Filed on October 3, 2013	Registered on September 9, 2014

22.	ULTIMATE WOMAN GOLD U.S. Application Serial No. 86081814 U.S. Registration No. 4600122	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; dietary supplement drinks, namely, nutritional supplements for bodybuilding; dietary supplements in the nature of weight loss powders; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement powders for weight loss purposes; nutritional supplement meal replacement powders for boosting energy	Filed on October 3, 2013	Registered on September 9, 2014

23.	ULTIMATE GOLD U.S. Application Serial No. 86081822 U.S. Registration No. 4600122	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; dietary supplement drinks, namely, nutritional supplements for bodybuilding; dietary supplements in the nature of weight loss powders; nutritional supplements in the form of non-fruit meal replacement bars and powders and nutritional supplements in the form of non-chocolate meal replacement bars and powders; chocolate-based meal replacement powders for weight loss purposes; nutritional supplement meal replacement powders for boosting energy	Filed on October 3, 2013	Registered on September 9, 2014

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
24.	BEHOLD U.S. Application Serial No. 86034828	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for weight loss, diet, sports nutrition, body building, muscle gain and training; and nutritional supplement drink mixes and powders for use as a meal replacement.	Filed on. August 6, 2013	Notice of Allowance issued on December 17, 2013 Statement of Use due by December 17, 2014. Advise on Date of First use and Specimens

25.	CHIEF HEALTH ENTHUSIAST U.S. Application Serial No. 86030392	Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams; customer services, namely, product inquiry services by responding to customer inquiries for other in-store, via telephone and e-mail in the field of vitamins; customer service management of others in the fields of vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams and related items; promoting public awareness of health and nutrition	Filed on August 6, 2013	Notice of Allowance issued on March 25, 2014 Statement of Use due by March 25, 2015 Advise on Date of First use and Specimens

26.	NEXT STEP U.S. Application Serial No. 85931355	Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, vitamin, mineral, dietary and nutritional supplements, weight loss supplements, foods, beverages and sports and performance drinks; providing online information in the fields of health, nutrition and weight loss; providing on-line information in the fields of vitamins; vitamin, mineral, dietary and nutritional supplements and dietary and nutritional supplements, mixes and powders for weight loss; sports drinks, namely, performance drinks, energy drinks and sports drinks enhanced with vitamins, minerals and nutrients; gym bags, sport bags and duffle bags; reusable plastic water bottles sold empty, sports drink shaker plastic bottles for mixing water and nutritional supplements	Filed on. May 14, 2013

USPTO Office Action issued on Sep. 06, 2013 citing the following prior registrations as a bar to registration:

U.S. Registration Nos. 1441259, 1469121, 2769349, 3060155, 3284092, 3683822 and 3696469

We re-filed the application for NEXT STEP to avoid potential issues with the cited registrations to remove

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
		sold empty; squeeze bottles sold empty; sporting goods, weight training and exercise equipment, namely, resistance bands to attach on doors, resistance bands for individual workouts, waist trimmer belts, jump ropes, weight lifting gloves, resistance and exercise balls, chin-up bars and pull-up bars		Response due March 6, 2014. Response filed. USPTO issued a Letter of Suspension pending the disposition of a prior pending application.

27.	TECH X PRE-EFFECT U.S. Application Serial No. 85930257

Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplements, drink mixes and drink powders for sports nutrition, body building, muscle gain and training; and dietary supplement drinks, namely, nutritional supplement for bodybuilding

Class 32 - Sports drinks, namely, performance drinks, energy drinks and sports drinks enhanced with vitamins, minerals and nutrients

Filed on. May 13, 2013

USPTO Office Action issued on Sep. 05, 2013 requesting amendment of the recitation of goods and services and amendment to disclaimer.

Response due in March 5, 2014

USPTO also requested a disclaimer of TECH; however, we believe that TECH is not descriptive of non-medical or pharmaceutical products.

Response filed.

Published for Opposition on May 20, 2014.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
Notice of Allowance issued on July 15, 2014. Statement of Use due January 15, 2015.

28.	BODYTECH U.S. Application Serial No. 85828710	Class 05 - vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and nutritional drink mixes and powders for use as a meal replacement	Filed on January 22, 2013	Notice of Allowance issued on Aug. 13, 2013 Statement of Use due February 13, 2015. We need to confirm whether VS uses Blue logo with blue letters or white letters.

29.	BODYTECH U.S. Application Serial No. 85821158 U.S. Registration No. 4526654	Class 05 - vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and nutritional drink mixes and powders for use as a meal replacement	Filed on January 11, 2013	Registered on May 6, 2014

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
30.	PROBIOCARE U.S. Application Serial No. 85777781	Class 05 - vitamins; vitamin and mineral supplements; dietary and nutritional supplements	Filed on November 13, 2012.

Request for Reconsideration and Appeal to TTAB filed on February 5, 2014

Petition to Cancel filed against BIOCARE on February 5, 2014.

Prepared draft Co-existence

Agreement.

BIOCARE requested a quid pro quo in granting the consent. VS will carry some BIOCARE products in exchange for a consent.

31.	U.S. Application Serial No. 85651957

Class 03 - Non-medicated skin care preparations, hair shampoos and bath and shower gels; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions and deodorant sprays and massage oils, massage gels other than for medical purposes, massage lotions and creams; essential oils for personal use in aromatherapy

Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and dietary supplement drinks, namely, nutritional supplement for bodybuilding; complementary and alternative medicine products, namely, aromatherapy oils, other than essential oils, for treating stress, insomnia, headaches, anxiety and nausea

Filed on June 14, 2012.

Notice of Allowance issued on May 7, 2013

Statement of Use due November 7, 2014.

In order to file the Statement of Use, please provide the following information:

1.      Please confirm that the mark is used on each of the listed items in each class. If not, please advise which goods/services are in current use;

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE

and improving and enhancing mood and well-being; aromatherapy lotions for treating stress, insomnia, headaches, anxiety and nausea and improving and enhancing mood and well-being; aromatherapy bath oils other than essential oils, for treating stress, insomnia, headaches, anxiety and nausea and improving and enhancing mood and well-being; aromatherapy creams for treating joint and muscle pain; aromatherapy creams and gels, lotions, sprays for treating stress, insomnia, headaches, anxiety and nausea and improving and enhancing mood and well-being

Class 16 - Catalogs, newsletters and magazines in the field of vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams and related items

Class 32 - Sports drinks, namely, performance drinks, energy drinks and sports drinks enhanced with vitamins, minerals and nutrients

Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams, and related items; providing incentive award programs for customers through issuance and processing of loyalty

2. Provide a specimen demonstrating use of the mark for at least one item per class; and 3. Provide the date of first use for each class of goods/service.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE

coupons for frequent use of participating businesses; and promoting public awareness of the need for beneficial and nutritious lifestyles and taking daily vitamins and supplement via an in-store program

Class 44 - Providing a web site featuring information on health, nutrition, dietary and nutritional guidance, weight reduction and diet planning; providing information about dietary supplements, vitamins and nutrition via an in-store program; providing information about taking daily vitamins and supplements in order to enable beneficial and nutritious lifestyles via an in-store program

32.	MYTRITION U.S. Registration No. 4419460	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and nutritional supplement bodybuilding and sports nutrition drinks	Registered on October 15, 2013	Declaration of Use due between October 15, 2017 and 2018

33.	HELLO DAY U.S. Application Serial No. 85646807	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and nutritional supplement bodybuilding and sports nutrition drinks	Filed on June 8, 2012	Notice of Allowance issued on March 12, 2013. SOU Extension filed & accepted. Statement of Use due March 12, 2015.

34.	READY GO U.S. Application Serial No. 85646826	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and nutritional supplement bodybuilding and sports nutrition drinks	Filed on June 8, 2012	Notice of Allowance issued on July 2, 2013. Statement of Use due January 2, 2015.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
35.	CALM ZONE MAGNESIUM U.S. Application Serial No. 85642012 U.S. Registration No. 4530185	Class 05 - vitamins; vitamin, mineral, dietary and nutritional supplements all containing magnesium	Filed on June 4, 2012.	Registered on May 13, 2014

36.	K FREE MULTIVITAMINS U.S. Registration No. 4359408	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements	Registered – Supplemental Register - June 25, 2013	Declaration of Use due by June 25, 2019.

37.	PROSTAX100 U.S. Application Serial No. 85529505	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; nutritional supplement bodybuilding and sports nutrition drinks.	Filed on January 31, 2012	Statement of Use due February 21, 2014. Extension filed – Statement of Use due February 21, 2015.

38.	NUTRITION DEPOT U.S. Application Serial No. 85575560

Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; nutritional supplement bodybuilding drink.

Class 35 - Online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams, and related items.

			Filed on March 21, 2012	Notice of Allowance issued on October 2, 2012. SOU Extension filed. Statement of Use due October 2, 2014. Used on Class 35. Please confirm use on Class 05 or whether we should delete Class 05

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
39.	U.S. Registration No. 4278959	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; nutritional supplement bodybuilding drink	Registered on January 22, 2013	Declaration of Use due by January 22, 2019.

40.	TRUE ATHLETE U.S. Application Serial No. 85600782	Class 25 – Clothing, namely, t-shirts, sweatshirts, shirts, tops, shorts, sweatpants, jackets, wind resistant jackets, warm-up suits, sports pants, sports shirts, hats, sweatbands and caps	Filed on April 18, 2012.	Opposition filed by Andrew Archangel. Settlement Agreement sent to counsel. November 22, 2014 deadline to Answer. Extension Filed.

41.	TRUE ATHLETE U.S. Application Serial No. 85344271

Class 18 – Gym bags, sport bags and duffle bags

Class 21 – Reusable plastic water bottles sold empty, sports drink shaker plastic bottles for mixing water and nutritional supplements sold empty; squeeze bottles sold empty

			Filed on June 13, 2011	Notice of Allowance issued on October 18, 2011. Statement of Use due October 18, 2014 – NO FURTHER EXTENSIONS.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
Class 28 – Sporting goods, weight training and exercise equipment, namely, resistance bands to attach on doors, resistance bands for individual workouts, waist trimmer belts, jump ropes, weight lifting gloves, resistance and exercise balls, chin-up bars and pull-up bars

42.	NATURALLY DRIVEN U.S. Registration No. 4081398	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements.	Registered on January 3, 2012	Declaration of Use due by January 3, 2018.

43.	TRUE ATHLETE NATURALLY DRIVEN U.S. Registration No. 4081397	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements.	Registered on January 3, 2012	Declaration of Use due by January 3, 2018.

44.	TRUE ATHLETE U.S. Registration No. 4057133	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on November 15, 2011	Declaration of Use due by November 15, 2017.

45.	SIMPLY SMART U.S. Application Serial No. 85534631	Class 05 – Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; nutritional supplement bodybuilding drink	Filed on February 6, 2012	Notice of Allowance issued on October 2, 2012. Statement of Use due by October 2, 2014.

46.	HEALTH ENTHUSIAST U.S. Application Serial No. 85440600 U.S. Registration No. 4270680	Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams and related items; Customer services, namely, providing customer service and product inquiry services in-store and via telephone and e-mail; customer service in the fields of vitamins, nutritional supplements, complementary and	Registered on January 8, 2013	Declaration of Use due by January 8, 2019.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams and related items.

47.	NUTRITION DEPOT U.S. Registration No. 2916393	Class 35 – Retail store and mail order catalog services featuring vitamins, mineral preparations, dietary and food supplements, health food products, and books.	Registered on January 4, 2005	Renewal due between January 4, 2014 and 2015. Filed & Accepted. Renewal due between January 4, 2024 and 2025.

48.	JOINT VITALITY U.S. Application Serial No. 85071988	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements	US Application filed on June 25, 2010.	Opposed by Melaleuca Abandoned with prejudice

49.	PRIMALPRO U.S. Application Serial No. 85211829 U.S. Registration No. 4039828	Class 05 - Vitamins and vitamin, mineral, dietary and nutritional supplements.	Registered on October 11, 2011	Declaration of Use due by October 11, 2017.

50.	RESERVIE U.S. Application Serial No. 85158876 U.S. Registration No. 4023878	Class 05 - Vitamins and vitamin, mineral, dietary and nutritional supplements.	Registered on September 6, 2011.	Declaration of Use due by September 6, 2017.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
51.	ELECTROLYTE FIZZ U.S. Application Serial No. 85164185 U.S. Supplemental Registration No. 4027248

Supplemental Register

Class 05 - Nutritional drink mixes containing electrolytes for use as a meal replacement; nutritional supplement drink mixes containing electrolytes in powdered, capsule and tablet form; meal replacement and dietary supplement drink mixes containing electrolytes; vitamins containing electrolytes; vitamin, mineral, dietary and nutritional supplements containing electrolytes

			U.S. Supplemental Registration No. 4027248, issued on September 13, 2011.	Declaration of Use due by September 13, 2017.

52.	DIGEST EXTRA U.S. Registration No. 4010359	Class 05 - Vitamins and vitamin, mineral, dietary and nutritional supplements.	Registered on August 9, 2011.	Declaration of Use due by August 9, 2017.

53.	CRITICAL AMINOS XT U.S. Registration No. 4010235	Class 05 - Vitamins and vitamin, mineral, dietary and nutritional supplements featuring amino acids	Registered on August 9, 2011.	Declaration of Use due by August 9, 2017.

54.	U.S. Registration No. 3186751	Class 16 - Catalogs, newsletters and magazines featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams and related items	Registered on December 19, 2006	Renewal due between December 19, 2015 and 2016.

55.	U.S. Registration No. 3183591	Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams, and related items	Registered on December 19, 2006	Renewal due between December 19, 2015 and 2016.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
56.	U.S. Registration No. 3241641

Class 03 - Non-medicated skin treatment creams, hair shampoos and bath and shower gels; aromatherapy oils and lotions; aromatherapy bath oils; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels; and massage oils, gels, lotions and creams.

Class 05 - Vitamins and vitamin, mineral, dietary and nutritional supplements; Complementary and alternative medicine products, namely, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams

			Registered on May 15, 2007	Renewal due between May 15, 2016 and 2017.

57.	BODYTECH U.S. Registration No. 3292359	Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams, and related items	Registered on September 11, 2007 Cancelled – April 18, 2014	Declaration of Use due by September 11, 2013. Six Month grace period end March 11, 2014 VS advised not in use. Cancelled – April 18, 2014

58.	BODYTECH U.S. Registration No. 2872484	Class 05 - Dietary and nutritional supplements	Registered on August 10, 2004	Renewal due between August 10, 2023 and 2024.

59..	PRIMALJAX U.S. Registration No. 3952545, issued on April 26, 2011	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements and muscle building supplements	Registered on April 26, 2011.	Declaration of Use between April 26, 2016 and 2017.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
60.	BREATH PEP U.S. Registration No. 3948990	Registered	Registered on April 19, 2011	Declaration of Use between April 19, 2016 and 2017.

61.	AMERICA’S HEALTH SUPERSTORE U.S. Supplemental Registration No. 3030896	VSI owns a Supplemental Registration for the mark for retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams and related items.	Registered on December 13, 2005	Renewal due between December 13, 2014 and 2015.

62.	AMAZING WELLNESS U.S. Registration No. 3935082

USPTO issued Notice of Allowance on February 16, 2010.

Class 16 – Printed publications, namely, magazines in the fields of health, nutrition, diet, fitness and exercise

Class 41 – Providing on-line magazines in the fields of health, nutrition, diet, fitness and exercise and providing information in the fields of fitness and exercise via a web site

Class 44 – Providing a web site featuring information on health, nutrition, dietary and nutritional guidance; weight reduction and diet planning

			Registered on March 22, 2011	Declaration of Use due between March 22, 2016-2017.

63.	AMAZING WELLNESS U.S. Registration No. 4050886	Class 44 – Providing a web site featuring information on health, nutrition, dietary and nutritional guidance; weight reduction and diet planning	Registered on November 1, 2011	Declaration of Use between November 1, 2016 and 2017.

64.	ECO SHOPPE (WORD MARK) U.S. Registration No. 3407529	Class 35 – On-line retail store services featuring nutritional and dietary supplements, clothing, air filters, water filters, personal care products, toiletries, home furnishings, mattresses, bedding, gardening supplies, books, audio tapes, CDs, DVDs, household appliances and allergy care products;	Registered on April 1, 2008.	Renewal due between April 1, 2017 and 2018.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
Retail stores featuring nutritional and dietary supplements, clothing, air filters, water filters, personal care products, toiletries, home furnishings, mattresses, bedding, gardening supplies, books, audio tapes, CDs, DVDs, household appliances and allergy care products; Mail order services featuring nutritional and dietary supplements, clothing, air filters, water filters, personal care products, toiletries, home furnishings, mattresses, bedding, gardening supplies, books, audio tapes, CDs, DVDs, household appliances and allergy care products.

65.	HYDROTHERM U.S. Registration No. 3190036	Class 05 – Vitamins and dietary, mineral and nutritional supplements.	Registered on December 26, 2006	Sections 8/15 Filed & Accepted. Renewal due between December 26, 2015 and 2016.

66.	ULTIMATE MEMORYAID U.S. Registration No. 3001345	Class 05 – Vitamins and dietary, mineral and nutritional supplements.	Registered on September 27, 2005	Sections 8/15 Filed & Accepted. Renewal due between September 27, 2014 and 2015.

67.	HEALTHY AWARDS U.S. Registration No. 3133952	Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, books, herbal products, aroma therapy products, bath and shower gels, skin treatment creams and related items; promoting the sale of retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, books, herbal products, aroma therapy products, bath and shower gels, skin treatment creams and related items through the administration of a customer incentive award program	Registered on August 22, 2006	Sections 8/15 Filed & Accepted. Renewal due between August 22, 2015 and 2016.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
68.	HEALTHY AWARDS U.S. Registration No. 3572000	Class 16 – Publications, namely, magazines featuring information on health, wellness, vitamins and supplements.	Registered on February 10, 2009	Sections 8/15 due between February 10, 2014 and 2015. Please send a digital image of a HEALTHY AWARDS MAGAZINE.

69.	DAILY VM CAPS U.S. Registration No. 1857466	Class 05 – Vitamins and nutritional supplements	Registered on October 11, 1994	Renewal accepted. Renewal due between October 11, 2023 and 2024.

70.	THE VITAMIN SHOPPE U.S. Registration No. 2481640	Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; and aromatherapy oils. Class 05 – Vitamins, vitamin and mineral supplements, and nutritional supplements	Registered on August 28, 2001	Renewal accepted. Renewal due between August 28, 2020 and 2021.

71.	THE VITAMIN SHOPPE U.S. Registration No. 2481906	Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items.	Registered on August 28, 2001	Renewal accepted. Renewal due between August 28, 2020 and 2021.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
72.	U.S. Registration No. 2737734

Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, facial and body soaps, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams.

Class 05 – Vitamins and vitamin, mineral and nutritional supplements.

Class 16 – Catalogs featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items.

			Registered on July 15, 2003	Renewal accepted. Renewal due between July 15, 2022 and 2023.

73.	U.S. Registration No. 2737735	Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items	Registered on July 15, 2003	Renewal accepted. Renewal due between July 15, 2022 and 2023.

74.	ADVANCED BRAIN SHARP U.S. Registration No. 3294542	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on September 18, 2007	Sections 8/15 Filed & Accepted. Renewal due between September 18, 2017 and 2018.

75.	MIRACLE FIBER U.S. Registration No. 3294544	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on September 18, 2007	Sections 8/15 Filed & Accepted Renewal due between September 18, 2017 and 2018.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
76..	ADVANCED SYSTEMIC ENZYMES U.S. Registration No. 3294545	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on September 18, 2007 Cancelled	Sections 8/15 due between September 18, 2012 and 2013. Grace period ends March 18, 2014. Not in use.

77.	ADVANCED SUGAR SUPPORT U.S. Registration No. 3294546	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on September 18, 2007 Cancelled	Sections 8/15 due between September 18, 2012 and 2013. Grace period ends March 18, 2014 Not in use.

78.	TETRABOLIC U.S. Registration No. 3294548	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on September 18, 2007 Cancelled	Sections 8/15 due between September 18, 2012 and 2013. Grace period ends March 18, 2014. Not in use.

79.	ULTIMATE MAN LIQUITHERM U.S. Registration No. 3349211	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on December 4, 2007	Sections 8/15 Filed & Accepted. Renewal due between December 4, 2016 and 2017.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
80.	ULTIMATE MAN ELITE U.S. Registration No. 3349216	Class 05 – Vitamins and dietary, mineral and nutritional supplements	Registered on December 4, 2007	Sections 8/15 Filed & Accepted. Renewal due between December 4, 2016 and 2017.

81.	ANSWERS FOR EVERY BODY U.S. Registration No. 3477629

Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal supplements, aromatherapy products, bath and shower products, health and beauty products, skin treatment creams and related items.

Class 44 – providing information via a web site on vitamins, nutritional supplements, herbal supplement, aromatherapy creams, aromatherapy lotions, aromatherapy oils, non-medicated bath and shower products, body and beauty care, skin creams and cosmetics

			Registered on July 29, 2008	Sections 8/15 Filed & Accepted. Renewal due between July 29, 2017 and 2018.

82.	THE SUPREME VITAMIN C U.S. Registration No. 3644115	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on June 23, 2009	Sections 8/15 due between June 23, 2014 and 2015. Sections 8/15 Filed & Accepted. Renewal due between June 23, 2018 and 2019.

83.	SO GOOD . . . NATURALLY U.S. Registration No. 3788223

Class 29 - Trail mixes composed primarily of roasted nuts, processed edible seeds and dried and processed vegetables and fruits.

Class 30 - trail mixes consisting primarily of breadsticks, crackers and/or pretzels

			Registered on May 11, 2010	Sections 8/15 due between May 11, 2015 and 2016.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
84.	U.S. Registration No. 3829174

Class 29 – Trail mixes composed primarily of roasted nuts, processed edible seeds and dried and processed vegetables and fruits.

Class 30 – Trail mixes consisting primarily of breadsticks, crackers and/or pretzels

			Registered on August 3, 2010	Sections 8/15 due between August 3, 2015 and 2016.

85.	ACTIVE-C U.S. Registration No. 3692565	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on May 18, 2010	Sections 8/15 due between May 18, 2015 and 2016.

86.	TRI-SCORB U.S. Registration No. 3789496	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on October 6, 2009	Sections 8/15 due between October 6, 2014 and 2015.

87.	MUSCLE & PERFORMANCE U.S. Supplemental Registration No. 3735487

Class 16 – Publications, namely, magazines in the fields of health, nutrition, diet, fitness and exercise.

Class 41 – Providing on-line magazines in the fields of health, nutrition, diet, fitness and exercise and providing information in the fields of health, nutrition, diet, fitness and exercise via a web site.

			Registered on January 5, 2010	Sections 8/15 due between January 5, 2015 and 2016. File Principal Registration.

88.	BERRYZYMES U.S. Registration No. 3895057	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on December 21, 2010	Sections 8/15 due between December 21, 2015 and 2016.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
89.	BREATHPEP U.S. Registration No. 3948990	Class 03 – Personal care products, namely, non-medicated mouthspray for use as a breath freshener and to alleviate dry mouth, breath freshener and essential oils for personal use	Registered on April 19, 2011	Sections 8/15 due between April 19, 2016 and 2017.

90.	WE TAKE VITAMINS SERIOUSLY U.S. Registration No. 2967041	Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network featuring vitamins, nutritional supplements, books, herbal products, aroma therapy products, bath and shower gels, skin treatment creams and related items	Registered on July 12, 2005	Renewal Filed & Accepted Renewal due between July 12, 2024 and 2025.

91.	M.D. SELECT U.S. Registration No. 3266448	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on July 17, 2007 Cancelled	Sections 8/15 due between July 17, 2012 and 2013. Instructed to let lapse.

92.	ULTIMATE MAN U.S. Registration No. 3378676	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on February 5, 2008	Sections 8/15 Filed & Accepted Renewal due between February 5, 2017 and 2018.

93.	ULTIMATE WOMAN U.S. Registration No. 3373042	Class 05 – Vitamins and vitamin, mineral, dietary and nutritional supplements	Registered on January 22, 2008	Sections 8/15 Filed & Accepted Renewal due between January 22, 2017 and 2018.

94.	PRO-PUDDING U.S. Registration No. 3300183	Class 05 – Vitamin, dietary and nutritional supplements, namely, a protein powder pudding mix.	Registered on September 25, 2007 Cancelled	Sections 8/15 due between September 25, 2012 and 2013. Grace period ends March 25, 2014 Not in use.

No.	MARK APPLICATION No. REGISTRATION No.	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE	STATUS / NEXT DUE DATE
95.	U.S. Registration No. 3339971	Class 35 - Retail store and mail order catalog services featuring vitamins, mineral preparations, dietary and food supplements, health food products, and books; computerized online ordering services in the fields of vitamins, mineral preparations, dietary and food supplements, and health food products.	Registered on November 20, 2007	Sections 8/15 Filed & Accepted Renewal due between November 20 2016 and 2017

THE FOLLOWING ARE A LIST OF ABANDONED OR CANCELLED MARKS:

No.	Serial Number	Reg. Number	Word Mark	Live/Dead
1	85289208		CORE OMEGA 3 MULTIVITAMINS ANTIOXIDANT HEALTH GOALS	DEAD
2	78959324	3300183	PRO-PUDDING	DEAD
3	78959402	3292359	BODYTECH	DEAD
4	78856280	3266448	M.D. SELECT	DEAD
5	78540976	3240480	CAMPGROUND LAKE	DEAD
6	78736871	3137287	NITROJACK	DEAD
7	78541651	3137045	ISLAND PASSION	DEAD
8	78935655		FIBER-GONE	DEAD
9	78885420		WE TAKE YOUR HEALTH SERIOUSLY	DEAD
10	78723214		AIRBOOST	DEAD
11	78709840		OPTI-GLO	DEAD
12	78620257		KYLA	DEAD
13	78585155		NATURAL AVALON	DEAD
14	78545353		WILD HARVEST	DEAD
15	78426844		CARB CIRCLE	DEAD
16	77623841		ECO SHOPPE	DEAD
17	77623776		ECO SHOPPE	DEAD
18	77694994		ECO SHOPPE GREEN IDEAS FOR HEALTHY LIVING	DEAD
19	77035113	3294548	TETRABOLIC	DEAD
20	77024953	3294545	ADVANCED SYSTEMIC ENZYMES	DEAD
21	77020587	3294541	ADVANCED LONGEVITY FORMULA	DEAD
22	77265964		ARMORFLEX	DEAD
23	77100193		WILD VALLEY	DEAD
24	77062669		GREEN LIFE	DEAD
25	77060143		ULTIMATE WOMAN LIQUID SCULPT	DEAD
26	75637441		VITAMINBUZZ	DEAD
27	75308990		VS	DEAD
28	75233109	2217734	SPORTS NUTRITION DEPOT	DEAD
29	74522544	1900301	RN’R REST AND RELAX	DEAD
30	74520313	1894800	GUGGACIN COMPLEX	DEAD
31	74458651	1861583	FRESH & NEW	DEAD
32	74444347	1979989	H	DEAD
33	74358629	1870312	SHN	DEAD
34	74358628	1890391	LIPO-VITE COMPLEX	DEAD
35	74354836	1875772	FRESH & NEW THE VITAMIN SHOPPE	DEAD

36	74291086	1764455	BEAUTIFUL TIMES	DEAD
37	74291085	1826309	HEALTHY TIMES YOUR CONNECTION TO GOOD HEALTH	DEAD
38	73711329	1510646	THE VITAMIN SHOPPE	DEAD
39	73709389	1506651	THE VITAMIN SHOPPE	DEAD
40.	85071988		JOINT VITALITY	DEAD

MARKS HANDLED BY OLSON & CEPURITIS, LTD.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE
1.	V VITAPATH U.S. Application Serial No. 85779342

Class 03 - Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners

Class 05 - Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Class 44 - Education services, namely, providing on-line information in the fields of health and nutrition

Filed on November 14, 2012. Notice of Allowance issued on April 30, 2013. Extension filed on November 30, 2013. Statement of Use due November 30, 2014.

2.	V VITAPATH EVERY BODY MATTERS U.S. Application Serial No. 85779257	Class 03 - Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners	Filed on November 14, 2012.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE

Class 05 - Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Class 44 - Education services, namely, providing on-line information in the fields of health and nutrition

Notice of Allowance issued on April 30, 2013. Extension filed on November 30, 2013. Statement of Use due November 30, 2014.

3.	V THE VITAMIN SHOPPE U.S. Application Serial No. 85779204

Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners

Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Filed on November 14, 2012. USPTO Office Action issued on June 26, 2014. Response due December 26, 2014.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Class 44 – Education services, namely, providing on-line information in the fields of health and nutrition

4.	V THE VITAMINSHOPPE U.S. Application Serial No. 85768827

Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners

Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Filed on November 1, 2012. USPTO Office Action issued on June 26, 2014. Response due December 26, 2014.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE

Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Class 44 – Education services, namely, providing on-line information in the fields of health and nutrition

5.	V THE VITAMINSHOPPE EVERY BODY MATTERS U.S. Application Serial No. 85768524

Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners

Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Filed on October 31, 2012. USPTO Office Action issued on June 26, 2014. Response due December 26, 2014.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE
Class 44 – Education services, namely, providing on-line information in the fields of health and nutrition

6.	V THE VITAMINSHOPPE U.S. Application Serial No. 85768497

Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners

Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Class 44 – Education services, namely, providing on-line information in the fields of health and nutrition

Filed on October 31, 2012. USPTO Office Action issued on June 26, 2014. Response due December 26, 2014.

7.	V THE VITAMINSHOPPE U.S. Application Serial No. 85768371	Class 03 – Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams;	Filed on October 31, 2012.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE

facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams; breath fresheners

Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; medicated skin treatment creams; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 21 – Personal pill organizers and dispensers; cases for pills sold empty for personal use

Class 35 – Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, teas, foods and beverages; sports and performance drinks; complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items; pet food and pet products

Class 44 – Education services, namely, providing on-line information in the fields of health and nutrition

USPTO Office Action issued on June 26, 2014. Response due December 26, 2014.

8.	PERSONAL PACKS U.S. Application Serial No. 85768517	Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements	Filed on November 14, 2012. Notice of Allowance issued on May 7, 2013. Statement of Use filed on November 7, 2013. SOU due on November 7, 2014.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE
9.	ELEMENTS FOR HAIR, SKIN, NAILS U.S. Application Serial No. 85768478	Class 05 – Vitamins; vitamin and mineral supplements; dietary and nutritional supplements	Filed on November 14, 2012. Notice of Allowance issued on May 7, 2013. Statement of Use filed on November 7, 2013. SOU due on November 7, 2014.

10.	VITA GROOVES U.S. Application Serial No. 85885635	Class 09 – compact discs featuring music

Filed on March 25, 2013.

Notice of Allowance issued on July 30, 2013.

Statement of Use filed on January 30, 2014.

SOU Office Action issued on March 2, 2014. Response due September 2, 2014 due to Title of a Single Work.

Statement of Use accepted on September 26, 2014

11.	EVERY BODY MATTERS U.S. Application Serial No. 85727922

Class 03 - Non-medicated skin treatment creams, hair shampoos and bath and shower gels; complementary and alternative medicine products, namely, joint creams; facial and body soaps, scrubs, cleansers, creams and gels; foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams

Class 05 - Vitamins; vitamin and mineral supplements; dietary and nutritional supplements; complementary and alternative medicine products, namely, aromatherapy oils and lotions, and aromatherapy bath oils for relaxation, stress relief, calming, energizing, clearing, rejuvenation, and inspiration

Class 16 - Catalogs featuring vitamins, nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items

Filed on September 13, 2012. Notice of Allowance issued on April 30, 2013. Extension filed on November 30, 2013. Statement of Use due November 30, 2014.

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE
Class 35 - Retail store services, mail order catalog services and online retail store services provided via a global computer network all featuring vitamins, vitamin, mineral, dietary and nutritional supplements, complementary and alternative medicine products, books, herbal products, aromatherapy products, bath and shower products, skin treatment creams, and related items

12.	U.S. Registration No. 3285545	Class 35 – Mail order catalog services featuring vitamins, minerals, nutritional supplements, complementary and alternative medicine products, books, herbal products, body building supplements, dietary food supplements, meal replacement and dietary supplement drink mixes, sports nutrition products, weight management supplements and food items, non-medicated skin treatment creams, hair shampoos and bath and shower gels, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, facial and body soaps, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams and related items and pet products; retail store services featuring vitamins, minerals, nutritional supplements, complementary and alternative medicine products, books, herbal products, body building supplements, dietary food supplements, meal replacement and dietary supplement drink mixes, sports nutrition products, weight management supplements and food items, non-medicated skin treatment creams, hair shampoos and bath and shower gels, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, facial and body soaps, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams and related items and pet products	Registered on August 27, 2007 Final deadline to file Declaration of Use February 27, 2014. Partial Section 8 filed and accepted. Deleted Class 16.

13.	SUPERSUPPLEMENTS	Class 35 – Online retail store services in the fields of health, fitness, nutrition, sports nutrition, weight management, beauty and pet care	Registered on June 8, 2010

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE
	U.S. Registration No. 3799032		Sections 8/15 due between June 8, 2015 and 2016

14.	SUPERSUPPLEMENTS U.S. Registration No. 3727489

Class 35 – Retail store services in the fields of health,

fitness, nutrition, sports nutrition, weight management, beauty and pet care; Mail order catalog services in the fields of health, fitness, nutrition, sports nutrition, weight management, beauty and pet care

Registered on December 22, 2009 Sections 8/15 due between December 22, 2014 and 2015

15.	S U.S. Registration No. 3886398	Class 35 – Retail store services in the fields of health, fitness, nutrition, sports nutrition, weight management, beauty and pet care; Mail order catalog services in the fields of health, fitness, nutrition, sports nutrition, weight management, beauty and pet care	Registered on December 7, 2010 Sections 8/15 due between December 7, 2015 and 2016

16.	S U.S. Registration No. 3090067	Class 16 - Catalogs featuring vitamins, minerals, nutritional supplements, complementary and alternative medicine products, books, herbal products, body building supplements, dietary food supplements, meal replacement and dietary supplement drink mixes, sports nutrition products, weight management supplements and food items, non-medicated skin treatment creams, hair shampoos and bath and shower gels, complementary and alternative medicine products, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, facial and body soaps, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams and related items and pet products.	Registered on May 9, 2006 Renewal due between May 9, 2015 and 2016

No.	MARK	GOODS/SERVICES	APPLICATION DATE / REGISTRATION DATE
Class 35 - Mail order catalog services featuring vitamins, minerals, nutritional supplements, complementary and alternative medicine products, books, herbal products, body building supplements, dietary food supplements, meal replacement and dietary supplement drink mixes, sports nutrition products, weight management supplements and food items, non-medicated skin treatment creams, hair shampoos and bath and shower gels, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, facial and body soaps, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams and related items and pet products; retail store services featuring vitamins, minerals, nutritional supplements, complementary and alternative medicine products, books, herbal products, body building supplements, dietary food supplements, meal replacement and dietary supplement drink mixes, sports nutrition products, weight management supplements and food items, non-medicated skin treatment creams, hair shampoos and bath and shower gels, aromatherapy oils and lotions, aromatherapy bath oils, joint creams, facial and body soaps, scrubs, cleansers, creams and gels, foot scrubs, creams, lotions, sprays and gels and massage oils, gels, lotions and creams and related items and pet products.

17.	WELLNESS STARTS HERE U.S. Registration No. 3736761	Class 35 - Retail store services in the fields of health, fitness, nutrition, sports nutrition, weight management, beauty and pet care	Registered on January 12, 2010 Sections 8/15 due between January 12, 2015 and 2016

18.	MYTRITION LOGO	Class 05 - Vitamins; vitamin, mineral, dietary and nutritional supplements; dietary and nutritional supplement for sports nutrition, body building, muscle gain and training; and nutritional supplement bodybuilding and sports nutrition drinks	Not Yet Filed

THE VITAMIN SHOPPE

Vitamin Shoppe Industries Inc.

TRADEMARK ESTATE

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Andorra	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	32059	27848	4/26/2013	4/26/2013	5, 35	Registered
Argentina	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		3274388	9/2/2013		5	Pending
Argentina	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		3274389	9/2/2013		35	Pending
Australia	MISCELLANEOUS Design (TRUE ATHLETE Logo)	1493045	1493045	5/25/2012	5/25/2012	5	Registered
Australia	TRUE ATHLETE	1492993	1492993	5/25/2012	5/25/2012	5	Registered
Australia	V VITAPATH and Design (color)	1554265	1554265	4/30/2013	4/30/2013	5, 35	Registered
Australia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	1554264	1554264	4/30/2013	4/30/2013	5, 35	Registered
Belize	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		10508.14	1/28/2014		5, 35	Pending	Published for Opposition;
Brazil	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		840620470	8/23/2013		5	Pending	Published for Opposition;
Brazil	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		840620500	8/23/2013		35	Pending	Published for Opposition;
Brazil	VITAPATH		840261195	9/11/2012		5	Pending	Published for Opposition;
Brazil	VITAPATH		840261209	9/11/2012		35	Pending	Published for Opposition;
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		830836861	11/11/2010		5	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		830836870	11/11/2010		16	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		830836853	11/11/2010		35	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		830836845	11/11/2010		44	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (b & w)		830836780	11/11/2010		5	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (b & w)		830836837	11/11/2010		16	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (b & w)		830836802	11/11/2010		35	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE SINCE 1977 and Design (b & w)		830836829	11/11/2010		44	Pending	appeal filed; registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE		830836888	11/11/2010		5	Pending	appeal filed against rejection;
Brazil	THE VITAMIN SHOPPE		830836926	11/11/2010		16	Pending	registration fee paid; waiting for Cert. of Reg.
Brazil	THE VITAMIN SHOPPE		830836896	11/11/2010		35	Pending
Brazil	THE VITAMIN SHOPPE		830836799	11/11/2010		44	Pending
Brazil	BODYTECH		830836918	11/11/2010		5	Pending
Brazil	BODYTECH		830836900	11/11/2010		35	Pending
Brazil	BODYTECH		830836810	11/11/2010		44	Pending
Brazil	TRUE ATHLETE		840195648	7/16/2012		5	Pending	Published for Opposition;
Brazil	TRUE ATHLETE and Design		840195664	7/16/2012		5	Pending	Published for Opposition;
Canada	EVERY BODY MATTERS		1617477	3/19/2013			Pending	Examiner’s report issued; Six-month extension requested; Response due November 4, 2014
Canada	PROBIOCARE		1609280	1/10/2013			Pending
Canada	SPORTS NUTRITION DEPOT		1538009	8/2/2011			Pending
Canada	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)		1538198	8/3/2011			Lapsed per client instructions
Canada	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		1529271	5/26/2011			Lapsed per client instructions
Canada	THE VITAMIN SHOPPE		1538205	8/3/2011			Lapsed per client instructions
Canada	TRUE ATHLETE		1523091	4/11/2011			Pending	Notice of Allowance issued; Extension / Declaration of Use & Reg. Fee due October 11, 2014

OLSON and CEPURITIS, LTD.

10/9/2014

1

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Canada	TRUE ATHLETE NATURALLY DRIVEN		1538007	8/2/2011			Pending	Notice of Allowance issued; Extension / Declaration of Use & Reg. Fee due Februrary 2, 2015
Canada	MISCELLANEOUS Design (TRUE ATHLETE Logo)	TMA864,200	1580872	6/6/2012	11/1/2013		Registered
Canada	NATURALLY DRIVEN		1527790	5/13/2011			Pending	Notice of Allowance issued; Extension / Declaration of Use & Reg. Fee due November 13, 2014
Canada	NUTRITION DEPOT		1518827	3/3/2011			Pending	Notice of Allowance issued; Six-month extension requested to file; Extension / Declaration of use & Reg. Fee due March 11, 2015
Canada	BODYTECH	TMA697,094	1293435	2/8/2006	9/21/2007		Registered
Canada	ULTIMATE WOMAN	TMA842,334	1523086	4/11/2011	2/5/2013		Registered
Canada	ULTIMATE MAN	TMA842,704	1523087	4/11/2011	2/7/2013		Registered
Canada	HEALTHY AWARD	TMA842,335	1523090	4/11/2011	2/5/2013		Registered
Canada	ANSWERS FOR EVERY BODY	TMA842,333	1523085	4/11/2011	2/5/2013		Registered
Canada	MUSCLE & PERFORMANCE	TMA842,239	1538008	8/2/2011	2/5/2013		Registered
Canada	HEALTH ENTHUSIAST		1571061	3/29/2012			Pending	Notice of Allowance issued; Extension / Declaration of Use & Reg. Fee due March 29, 2015
Canada	VITAPATH		1581734	6/12/2012			Pending	Notice of Allowance issued; Extension / Declaration of Use & Reg. Fee due June 12, 2015
Canada	VITOLOGY		1571272	3/30/2012			Pending	Still nn the name of 8105456 Canada Limited; Notice of Allowance issued; Extension / Declaration of Use & Reg. Fee due March 30, 2015
Canada	SUPERSUPPLEMENTS						Lapsed per client instructions	Filed in the name of VitaPath Canada Limited;
Canada	VITAPATH VITAMINS&MORE and V Design		1683260	6/30/2014		5,35	Pending
Chile	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		1080553	10/25/2013		5	Pending	Accepted for registration; paid registration fee; awaiting Certificate of Registration;
Chile	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	1106322	1080552	10/25/2013	6/23/2014	35	Registered
Colombia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	491315	13 197728	8/21/2013	4/23/2014	5,35	Registered
Colombia	BODYTECH	FILING PENDING - Classes 5 and 35
Colombia	MYTRITION		14 122666	6/6/2014		5	Pending
Colombia	TRUE ATHLETE		14 122685	6/6/2014		5	Pending	Published for Opposition;
Costa Rica	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)					5, 35	Pending
Costa Rica	MYTRITION		2014-0004940	6/11/2014		5	Pending
Costa Rica	BODYTECH		2014-0002807	3/28/2014		5, 35	Pending
Costa Rica	NEXT STEP		2014-0002808	3/28/2014		5, 35	Pending
Costa Rica	TRUE ATHLETE		2014-0002809	3/28/2014		5, 35	Pending
Dominican Republic	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	205717	2013-11705	4/30/2013	8/30/2013	5, 35	Registered
Dominican Republic	MYTRITION		2014-18128	6/24/2014		5	Pending	Published for Opposition;
Dominican Republic	TRUE ATHLETE		2014-18127	6/24/2014		5	Pending
Ecuador	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		IEPI-UIO-PI-SD-2013-46049-RE	8/30/2013		5	Pending	Published for Opposition; No opposition filed; IPO to conduct examination; passed thru publication period unopposed; awaiting registration certificate;
Ecuador	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		IEPI-UIO-PI-SD-2013-46050-RE	8/30/2013		35	Pending	Published for Opposition;

OLSON and CEPURITIS, LTD.

10/9/2014

2

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Ecuador	THE VITAMIN SHOPPE	3897-10	223877	1/11/2010	7/13/2010	3	Registered
Ecuador	THE VITAMIN SHOPPE	3898-10	223878	1/11/2010	7/13/2010	5	Registered
Ecuador	THE VITAMIN SHOPPE	3899-10	223879	1/11/2010	7/13/2010	16	Registered
Ecuador	THE VITAMIN SHOPPE	3900-10	223880	1/11/2010	7/13/2010	29	Registered
Ecuador	THE VITAMIN SHOPPE	3901-10	223881	1/11/2010	7/13/2010	30	Registered
Ecuador	THE VITAMIN SHOPPE	976-11	223882	1/11/2010	11/30/2010	35	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	1461-10	223876	1/11/2010	7/13/2010	35	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	1462-10	223887	1/11/2010	7/13/2010	35	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	3892-10	223871	1/11/2010	7/13/2010	3	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	3893-10	223872	1/11/2010	7/13/2010	5	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	3894-10	223873	1/11/2010	7/13/2010	16	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	3895-10	223874	1/11/2010	7/13/2010	29	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	3896-10	223875	1/11/2010	7/13/2010	30	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	3902-10	223883	1/11/2010	7/13/2010	3	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	3903-10	223884	1/11/2010	7/13/2010	5	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	3904-10	223885	1/11/2010	7/13/2010	16	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	3905-10	223886	1/11/2010	7/13/2010	30	Registered
Ecuador	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	3906-10	223888	1/11/2010	7/13/2010	29	Registered
Ecuador	MYTRITION		IEPI-2014-6359	6/24/2014		5	Pending	Published for Opposition;
Ecuador	TRUE ATHLETE
Egypt	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		291967	8/25/2013		5	Pending	OA requesting disclaimer of letter
								“V” and “The Vitamin Shoppe” and
								“EVERY BODY MATTERS”;
								Response filed;
Egypt	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		291968	8/25/2013		35	Pending	OA requesting disclaimer of letter
								“V” and “The Vitamin Shoppe” and
								“EVERY BODY MATTERS”;
								Responde filed;
Egypt	BODYTECH		303722	6/15/2014		5	Pending
Egypt	MYTRITION		303723	6/15/2014		5	Pending
El Salvador	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2013130252	9/20/2013		5, 35	Pending	Published for Opposition;
El Salvador	MYTRITION		2014136057	6/10/2004		5	Pending	Published for Opposition
El Salvador	TRUE ATHLETE		2014136059	6/10/2004		5	Pending	Published for Oppositoin
EU	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	011765328	011765328	4/24/2013	4/24/2013	3, 5, 35	Registered
EU	VITAPATH	011171881	011171881	9/7/2012	9/7/2012	3, 5, 16, 35	Registered
EU	BODYTECH		5347191	9/29/2006		3, 5	Pending	Opposed by Dezac Group Ltd.;
								Opposition pending;
EU	TRUE ATHLETE		1917301	5/28/2012		5	Lapsed	Application Refused 8/21/2012
EU	MISCELLANEOUS Design (TRUE ATHLETE Logo)	10917318	109917318	5/28/2012	12/24/2012	5, 21, 25	Registered
EU	THE VITAMIN SHOPPE	8750895	8750895	12/11/2009	1/5/2011	16	Registered
EU	THE VITAMIN SHOPPE		9357351	9/7/2010		5, 35	Lapsed	Application Refused 8/23/2011
EU	ECO SHOPPE	871992	8751992	12/11/2009	7/21/2012	3, 4, 5, 21, 35	Registered
EU	ANSWERS FOR EVERY BODY	9468422	9468422	10/22/2010	4/1/2011	5, 35, 44	Registered
EU	ULTIMATE WOMEN	8751786	8751786	12/11/2009	6/6/2010	5	Registered
EU	ULTIMATE MAN	8751869	8751869	12/11/2009	6/11/2009	5	Registered
EU	M.D. SELECT	8751885	88751885	12/11/2009	6/11/2010	5	Registered
EU	HEALTHY AWARDS	8751935	8751935	12/11/2009	6/11/2010	35	Registered
EU	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	8755399	8755399	12/14/2009	6/11/2010	3, 5, 16, 29, 30, 35	Registered
EU	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	8755464	8755464	12/14/2009	6/11/2010	29, 30, 35	Registered
EU	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	5347182	5347182	9/29/2006	1/8/2008	3, 5, 16	Registered
EU	TRUE ATHLETE and Design	012151833	012151833	9/18/2013	9/18/2013	5, 29	Registered
Guatemala	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	7,657	2013-3702	4/23/2013	5/16/2014	5, 35	Registered	(Appln No. M-003702-2013);
Guatemala	BODYTECH		2014-3006	3/26/2014		5	Pending	(Appln. No. M-003006-2014)
Guatemala	BODYTECH		2014-3005	3/26/2014		35	Pending	(Appln. No. M-003005-2014)

OLSON and CEPURITIS, LTD.

10/9/2014

3

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Guatemala	NEXT STEP		2014-3004	3/26/2014		5	Pending	(Appln. No. M-003004-2014)
Guatemala	NEXT STEP		2014-3003	3/26/2014		35	Pending	(Appln. No. M-003003-2014)
Guatemala	TRUE ATHLETE		2014-3002	3/26/2014		5	Pending	(Appln. No. M-003002-2014)
Guatemala	TRUE ATHLETE		3014-3001	3/26/2014		35	Pending	(Appln. No. M-003001-2014)
Honduras	THE VITAMIN SHOPPE and V Design (color-linear)		32136/2013	8/30/2013		5	Pending	Published for Opposition;
Honduras	THE VITAMIN SHOPPE and V Design (color-linear)		32137/2013	8/30/2013		35	Pending	Published for Opposition;
Honduras	MYTRITION		19920/2014	6/6/2014		5	Pending	Published for Opposition;
Honduras	TRUE ATHLETE		19921/2014	6/6/2014		5	Pending	Published for Opposition;
Hong Kong	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		302590353	4/26/2013		5, 35	Pending	Published for Opposition;
Hong Kong	VITAPATH		302364570	8/31/2012		3, 5, 16, 35	Pending	Published for Opposition;
Hong Kong	THE VITAMIN SHOPPE (Chinese Characters)		301781596	12/6/2010		5, 35, 44	Lapsed per client instructions
Hong Kong	THE VITAMIN SHOPPE		301781604	12/6/2010		5, 35, 44	Lapsed per client instructions
Hong Kong	THE VITAMIN SHOPPE SINCE 1977 and Design (Color)	301781668	301781668	12/6/2010	12/3/2012	5, 35, 44	Registered
Hong Kong	BODYTECH	301781631	301781631	12/6/2010	8/8/2011	5	Registered
Hong Kong	ANSWERS FOR EVERYBODY	301781703	301781703	12/6/2010	9/12/2011	5, 35, 44	Registered
India	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2522176	4/29/2013		5, 35	Pending
India	THE VITAMIN SHOPPE and V Design (color-linear)		2522175	4/29/2013		5, 35	Pending
India	VITAPATH		2523017	4/30/2013		5, 35	Pending
India	EVERY BODY MATTERS		2493369	3/11/2013		3, 5, 16, 35	Pending
India	BODYTECH		1646178	1/25/2008		5, 35	Pending	Approved for publication;
India	TRUE ATHLETE		2338103	5/25/2012		5	Pending
India	MISCELLANEOUS Design (TRUE ATHLETE Logo)	2338102	2338102	5/25/2012	5/25/2012	5	Registered
India	THE VITAMIN SHOPPE		1646179	1/25/2008		3, 5, 16, 35	Pending	Published for Opposition; FA requesting correction to publication and republication with corrected classification of goods/services;
India	THE VITAMIN SHOPPE SINCE 1977 and Design (color and b&w)	965836	1647685	1/29/2008	9/3/2011	3, 5, 16, 35	Registered
India	S SUPERSUPPLEMENTS and Design		2145019	5/16/2011		35	Pending
Indonesia	THE VITAMIN SHOPPE and V Design (color-linear)		D00.2013.020062	4/30/2013		5, 35	Pending
Indonesia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		D00.2013.023828	4/30/2013		5,35	Pending
Indonesia	TRUE ATHLETE		D00.2012.026574	6/5/2012		5	Pending	Published for Opposition;
Indonesia	MISCELLANEOUS Design (TRUE ATHLETE Logo)		D00.2012.026572	6/5/2012		5	Pending	Publisehd for Opposition;
Indonesia	BODYTECH		D00.2012.000047	1/2/2012		5	Pending	Published for Opposition;
Indonesia	THE VITAMIN SHOPPE		D00.2012.000046	1/2/2012		5	Pending	Published for Opposition;
Indonesia	THE VITAMIN SHOPPE		J00.2012.000041	1/2/2012		35	Pending	Published for Opposition;
Indonesia	THE VITAMIN SHOPPE		J00.2012.000042	1/2/2012		44	Pending	Published for Opposition;
Indonesia	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		D00.2012.000044	1/2/2012		5	Pending	Published for Opposition;
Indonesia	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		J00.2012.000043	1/2/2012		35	Pending	Published for Opposition;
Indonesia	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		J00.2012.000045	1/2/2012		44	Pending	Published for Oppositoin;
Japan	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	5066591	2006-054913	6/13/2006	7/27/2007	3, 5, 16, 35	Registered
Japan	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	5088695	2006-054914	6/13/2006	11/2/2007	3, 5, 16, 35	Registered
Japan	BODYTECH	5033279	2006-018532	3/2/2006	3/16/2007	5	Registered
Jordan	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		131870	10/27/2013		5	Pending	Published for Opposition;
Jordan	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		131869	10/27/2013		35	Pending	Published for Opposition;
Jordan	BODYTECH		Issued Upon Acceptance	8/21/2014		5	Pending
Jordan	MYTRITION		Issued Upon Acceptance	8/21/2014		5	Pending
South Korea	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		45-2013-0002500	4/30/2013		5, 35	Pending	Published for Opposition;
South Korea	TRUE ATHLETE	40-0986338	40-2012-0033783	5/25/2012	8/2/2013	5	Registered
South Korea	MISCELLANEOUS Design (TRUE ATHLETE Logo)	40-1022703	40-2012-0033784	5/25/2012	2/14/2014	5	Registered
South Korea	VITAPATH	45-0046867	45-2012-0004424	8/31/2012	11/6/2013	3, 5, 16, 35	Registered
Kuwait	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		142866	8/25/2013		5	Pending
Kuwait	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		142867	8/25/2013		35	Pending	Published for Opposition;
Kuwait	BODYTECH		152802	6/15/2014		5	Pending

OLSON and CEPURITIS, LTD.

10/9/2014

4

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Kuwait	MYTRITION		152803	6/15/2014		5	Pending
Lebanon	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	155414	155414	2/17/2014	2/17/2014	5, 35	Registered
Lebanon	BODYTECH	159077	159077	6/30/2014	6/30/2014	5	Registered
Lebanon	MYTRITION	159076	159076	6/30/2014	6/30/2014	5	Registered
Lebanon	NEXT STEP	159078	159078	6/30/2014	6/30/2014	5	Registered
Malaysia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2013006206	4/30/2013		5	Pending
Malaysia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2013006207	4/30/2013		35	Pending
Mexico	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	1392908	1366953	4/19/2013	4/19/2013	5	Registered
Mexico	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	1428816	1366954	4/19/2013	1/22/2014	35	Registered
Mexico	VITAPATH		1305180	8/31/2012		5	Lapsed per client instructions
Mexico	VITAPATH		1305181	8/31/2012		35	Pending
Mexico	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	1039361	901212	12/10/2007	5/13/2008	3	Registered
Mexico	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	1196659	901213	12/10/2007	1/14/2011	5	Registered
Mexico	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	1037574	901214	12/10/2007	4/29/2008	16	Registered
Mexico	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	1193697	901215	12/10/2007	12/8/2010	35	Registered
Mexico	BODYTECH	1022028	901216	12/10/2007	1/29/2008	5	Registered
Mexico	BODYTECH	1022029	901217	12/10/2007	1/29/2008	35	Registered
Mexico	THE VITAMIN SHOPPE	1039419	906669	1/11/2008	5/14/2008	3	Registered
Mexico	THE VITAMIN SHOPPE	1199429	906670	1/11/2008	1/31/2011	5	Registered
Mexico	THE VITAMIN SHOPPE	1033203	906671	1/11/2008	3/28/2008	16	Registered
Mexico	THE VITAMIN SHOPPE	1193822	906672	1/11/2008	12/9/2010	35	Registered
Mexico	TRUE ATHLETE	1321094	1281669	6/8/2012	41200	5	Registered
Mexico	MISCELLANEOUS Design (TRUE ATHLETE Logo)	1321095	1281671	6/8/2012	10/18/2012	5	Registered
Morocco	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	154923	154923	10/4/2013	10/4/2013	5, 35	Registered
Morocco	BODYTECH		161246	7/28/2014		5	Pending
Morocco	MYTRITION		161245	7/28/2014		5	Pending
Nicaragua	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2013-003610	9/18/2013		5, 35	Pending
Nicaragua	MYTRITION		2014-002126	6/12/2014		5	Pending
Nicaragua	TRUE ATHLETE		2014-002127	6/12/2014		5	Pending
Panama	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	222535	222535	4/30/2013	4/30/2013	5, 35	Registered	Priority doc filed;
Panama	THE VITAMIN SHOPPE and V Design (color-linear)	222538	222538	4/30/2013	4/30/2013	5, 35	Registered	Priority doc filed;
Panama	VITAPATH	222533	222533	4/30/2013	4/30/2013	5, 35	Registered
Panama	EVERY BODY MATTERS	221356	221356	3/12/2013	3/12/2013	3, 5, 16, 35	Registered
Panama	TRUE ATHLETE	213067	213067	6/1/2012	6/1/2012	5	Registered
Panama	MISCELLANEOUS Design (TRUE ATHLETE Logo)	213068	213068	6/1/2012	6/1/2012	5	Registered
Panama	BODYTECH	174451	174451	8/29/2008	8/29/2008	5	Registered
Panama	BODYTECH	174452	174452	8/29/2008	8/29/2008	16	Registered
Panama	BODYTECH	174453	174453	8/29/2008	8/29/2008	35	registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	174431	174431	8/29/2008	8/29/2008	3	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	174444	174444	8/29/2008	8/29/2008	5	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	174448	174448	8/29/2008	8/29/2008	16	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	174449	174449	8/29/2008	8/29/2008	35	Registered
Panama	BODYTECH	174450	174450	8/29/2008	8/29/2008	3	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	174439	174439	8/29/2008	8/29/2008	3	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	174441	174441	8/29/2008	8/29/2008	5	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	174442	174442	8/29/2008	8/29/2008	16	Registered
Panama	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	174443	174443	8/29/2008	8/29/2008	35	Registered
Panama	THE VITAMIN SHOPPE	174454	174454	8/29/2008	8/29/2008	3	Registered
Panama	THE VITAMIN SHOPPE	174455	174455	8/29/2008	8/29/2008	5	Registered
Panama	THE VITAMIN SHOPPE	174456	174456	8/29/2008	8/29/2008	16	Registered
Panama	THE VITAMIN SHOPPE	174457	174457	8/29/2008	8/29/2008	35	Registered
Panama	MYTRITION	FILING PENDING - Class 5
Panama	TRUE ATHLETE	FILING PENDING - Class 5
	MYTRITION		25332	6/13/2014		5	Pending

OLSON and CEPURITIS, LTD.

10/9/2014

5

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Paraguay	TRUE ATHLETE		25331	6/13/2014		5	Pending
Paraguay	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		25329	6/13/2014		5	Pending
Paraguay	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		25330	3/13/2014		35	Pending
Paraguay	BODYTECH		27946	6/30/2014		5	Pending
Paraguay	NEXT STEP		27947	6/30/2014		5	Pending
Peru	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	8134	543867	8/20/2013	5/14/2014	5, 35	Registered
Peru	MYTRITION		579354	6/18/2014		5	Pending	Published for Opposition;
Peru	TRUE ATHLETE		579355	6/18/2014		5	Pending	Published for Opposition;
PRC	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		12515557			5	Pending
PRC	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)					35	Pending
PRC	VITAPATH		11700780			5	Pending	Published for Opposition;
PRC	VITAPATH		11700781			35	Pending	Published for Opposition;
PRC	VITAMIN SHOPPE (Chinese Characters)		8758157			35	Lapsed per client instructions
PRC	VITAMIN SHOPPE (Chinese Characters)	8758158	8758158	10/20/2010	8/7/2013	16	Registered
PRC	THE VITAMIN SHOPPE		8758162			35	Lapsed per client instructions
PRC	THE VITAMIN SHOPPE	8758258	8758258	10/20/2010	10/21/2013	16	Registered
PRC	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)		8758262			35	Lapsed per client instructions
PRC	THE VITAMIN SHOPPE SINCE 1977 and Design (b&w)	8758263	8758263	10/20/2010	8/7/2013	16	Registered
PRC	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		8758267			35	Lapsed per client instructions
PRC	THE VITAMIN SHOPPE SINCE 1977 and Design (color)	8758308	8758308	10/20/2010	1/21/2013	16	Registered
PRC	BODYTECH		8758311			35	Lapsed per client instructions
PRC	BODYTECH		8758312			5	Lapsed per client instructions
PRC	TRUE ATHLETE	11051255	11051255	6/11/2012	10/21/2013	5	Registered
PRC	MISCELLANEOUS Design (TRUE ATHLETE Logo)	11051254	11051254	6/11/2012	10/21/2013	5	Registered
PRC	MYTRITION	FILING PENDING - Class 5
PRC	PLNT	FILING PENDING - Class 5
Qatar	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		91618	8/21/2014		5	Pending
Qatar	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		91619	8/21/2014		35	Pending
Qatar	BODYTECH		91622	8/21/2014		5	Pending
Qatar	MYTRITION		91621	8/21/2014		5	Pending
Qatar	NEXT STEP		91620			5	Pending
Russian Federation	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2013714077	4/24/2013		5, 35	Pending
Saudi Arabia	BODYTECH		200589	8/25/2013		5	Pending	registration fee payment due 7/20/14; awaiting Cert. of Reg.
Saudi Arabia	MYTRITION		200586	8/25/2013		5	Pending	Published for Opposition;
Saudi Arabia	TRUE ATHLETE		200588	8/25/2013		5	Pending	Published for Opposition;
Saudi Arabia	TRUE ATHLETE and Design		200587	8/25/2013		5	Pending	Published for Opposition;
Saudi Arabia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		196083	4/28/2013		5	Pending	registration fee payment due 7/20/14; awaiting Cert. of Reg.
Saudi Arabia	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		196084	4/28/2013		35	Pending	registration fee payment due 7/20/14; awaiting Cert. of Reg.
Saudi Arabia	NEXT STEP		1435019031	8/14/2014		5	Pending	Published for Opposition;
Singapore	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)	T1306676Z	T1306676Z	4/26/2013	4/26/2013	5, 35	Registered
Singapore	THE VITAMIN SHOPPE SINCE 1977 and Design		T0913237J	11/16/2009		3, 5, 16, 35	Lapsed per client instructions
Singapore	THE VITAMIN SHOPPE		T0913233H	11/16/2009		3, 5, 16, 35	Lapsed per client instructions
Singapore	BODYTECH	T0913239G	T0913239G	11/16/2009		5, 35	Registered
Taiwan	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		102021255	4/23/2013		5, 35	Pending	Published for Opposition;
Taiwan	VITAPATH	1592792	101049892	9/3/2012	8/1/2013	5, 35	Registered
Turkey	BODYTECH		2013/71717	8/26/2013		5	Pending
Turkey	MYTRITION		2013/71721	8/26/2013		5	Pending	Opposition period lapsed; registratoin fee due 9/22/14; awaiting Registration;

OLSON and CEPURITIS, LTD.

10/9/2014

6

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Turkey	TRUE ATHLETE		2013/71723	8/26/2013		5	Pending	Opposition period lapsed; registratoin fee due 9/22/14; awaiting Registration;
Turkey	TRUE ATHLETE and Design		2013/71727	8/26/2013		5	Pending	Opposition period lapsed; registratoin fee due 9/22/14; awaiting Registration;
Turkey	VITAPATH		2012/75785	10/16/2012		3, 5, 16, 35	Pending	All classes approved for publication; Waiting for Notice of Allowance;
Turkey	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		2012/88450	10/19/2012		3, 5, 16, 35	Pending	Published for Opposition;
Turkey	THE VITAMIN SHOPPE and V Design (color-stacked)		2013/31072	4/3/2013		3, 5, 21, 35, 44	Pending	Classes 3, 5, 21, and 44 approved for publication; Appealed refusal in Class 35; Opposition filed by Sebit Egitim ve…;
U.S.	VITA GROOVES		85/885,635	3/25/2013		9	Pending	Statement of Use Accepted; awaiting Certificate of Registration
U.S.	VITAPATH EVERY BODY MATTERS and V Design (color-stacked)		85/779,257	11/14/2012		3, 5, 21, 35 and 44	Pending	Statement of Use/3rd Extension due October 30, 2014
U.S.	V VITAPATH and Design (color-linear)		85/779,342	11/14/2012		3, 5, 21, 35 and 44	Pending	Statement of Use/3rd Extension due October 30, 2014
U.S.	THE VITAMIN SHOPPE and V Design (b&w-stacked)		85/779,204	11/14/2012		3, 5, 21, 35 and 44	Pending	Office Action issued; Response due December 26, 2014
U.S.	EVERY BODY MATTERS		85/727,922	9/13/2012		3, 5, 16, 35	Pending	Statement of Use/3rd Extension due October 30, 2014
U.S.	ELEMENTS FOR HAIR, SKIN, NAILS		85/768,478	10/31/2012		5	Pending	Statement of Use/3rd Extension due November 7, 2014
U.S.	PERSONAL PACKS		85/768,517	10/31/2012		5	Pending	Statement of Use/3rd Extension due November 7, 2014
U.S.	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		85/768,524	10/31/2012		3, 5, 21, 35 and 44	Pending	Office Action issued; Response due December 26, 2014
U.S.	THE VITAMIN SHOPPE and V Design (color-stacked)		85/768,371	10/31/2012		3, 5, 21, 35 and 44	Pending	Office Action issued; Response due December 26, 2014
U.S.	THE VITAMIN SHOPPE and V Design (color-linear)		85/768,497	10/31/2012		3, 5, 21, 35 and 44	Pending	Office Action issued; Response due December 26, 2014
U.S.	THE VITAMIN SHOPPE and V Design (b&w-linear)		85/768,827	11/1/2012		3, 5, 21, 35 and 44	Pending	Office Action issued; Response due December 26, 2014
U.S.	S SUPERSUPPLEMENTS and Design	3285545	78/630,096	5/13/2005	8/28/2007	16, 35	Registered
U.S.	S-MAN Logo	3090067	78/631,397	5/17/2005	5/9/2006	16, 35	Registered
U.S.	S-MAN Logo	3886398	85/028,572	5/3/2010	12/7/2010	35	Registered
U.S.	SUPERSUPPLEMENTS	3727489	77/640,835	12/29/2008	12/22/2009	35	Registered
U.S.	SUPERSUPPLEMENTS	3799032	77/846,482	10/12/2009	6/8/2010	35	Registered
U.S.	WELLNESS STARTS HERE	3736761	77/757,735	6/11/2009	1/12/2010	35	Registered
UAE	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		196841	8/25/2013		5	Pending	Published for Opposition;
UAE	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		196842	8/25/2013		35	Pending	Published for Opposition;
UAE	BODYTECH		215578	8/10/2014		5	Pending
UAE	MYTRITION		215583	8/10/2014		5	Pending
UAE	NEXT STEP		215584	8/10/2014		5	Pending
Venezuela	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		022352-2013	11/26/2013		5 (local 6)	Pending	Published for Opposition;
Venezuela	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		022353-2013	11/26/2013		35 (local 50 MS)	Pending	Published for Opposition;
Vietnam	THE VITAMIN SHOPPE EVERY BODY MATTERS and V Design (color-stacked)		4-2013-18622	8/16/2013		5, 35	Pending
Vietnam	THE VITAMIN SHOPPE SINCE 1977 and Design (color)		4-2011-28053	12/29/2011		5, 35, 44	Lapsed per client instructions
Vietnam	THE VITAMIN SHOPPE		4-2011-28052	12/29/2011		5, 35, 44	Lapsed per client instructions
Vietnam	TRUE ATHLETE		4-2012-11214	5/28/2012		5	Pending

OLSON and CEPURITIS, LTD.

10/9/2014

7

COUNTRY	MARK	REG. NO.	SERIAL NO.	FILING DATE	REGISTRATION DATE	CLASS	STATUS	NOTES
Vietnam	MISCELLANEOUS Design (TRUE ATHLETE Logo)	210389	4-2012-11215	5/28/2012	8/15/2013	5	Registered
Vietnam	BODYTECH	201269	4-2011-28051	12/29/2011	3/5/2013	5	Registered
WIPO (IB)	SUPERSUPPLEMENTS	1021418	A0017622	10/28/2009	10/28/2009	35	Registered

OLSON and CEPURITIS, LTD.

10/9/2014

8

ADDITIONAL TRADEMARKS

Jurisdiction/ Country	Mark	Owner	Application Serial No.	Filing Date	Reg. No.	Reg. Date
USA	ADAPTODREN	Vitamin Shoppe Industries Inc.	85323011	May 17, 2011	4169130	July 3, 2012

USA	ANDRORUSH	Vitamin Shoppe Industries Inc.	85202748	December 21, 2010	N/A	N/A

USA	COMPETITION BREEDS INNOVATION	Vitamin Shoppe Industries Inc.	85874715	March 13, 2013	N/A	N/A

USA	FULLDOSE	Vitamin Shoppe Industries Inc.	85174229	November 11, 2010	4172379	July 10, 2012

USA	PHOSFLEX	Vitamin Shoppe Industries Inc.	85322997	May 17, 2011	4169129	July 3, 2012

USA	RIPPED JUICE	Vitamin Shoppe Industries Inc.	77942815	May 23, 2010	3968519	May 31, 2011

USA	F.D.C.	Vitamin Shoppe Industries Inc.	72335405	August 15, 1969	888946	April 7, 1970

USA	FDC	Vitamin Shoppe Industries Inc.	74558295	August 8, 1994	1911008	August 15, 1995

USA	FDC	Vitamin Shoppe Industries Inc.	85655259	June 19, 2012	4282743	January 29, 2013

USA	NFN & Design	Vitamin Shoppe Industries Inc.	77535990	July 31, 2008	3590669	March 17, 2009

USA	NUTRI-FORCE	Vitamin Shoppe Industries Inc.	77535987	July 31, 2008	3691248	October 6, 2009

USA	FLEXCORE	Vitamin Shoppe Industries Inc.	85189034	December 2, 2010	4036319	October 4, 2011

USA	HEALTHY CORE	Vitamin Shoppe Industries Inc.	85189039	September 9, 2011	4047181	October 25, 2011

USA	NUTRALA	Vitamin Shoppe Industries Inc.	85212420	January 6, 2011	4195372	August 21, 2012

USA	CARDIOCORE	Vitamin Shoppe Industries Inc	85189037	December 2, 2010	4047180	October 25, 2011